Aquila Funds Trust
Aquila Three Peaks High Income Fund
Aquila Three Peaks Opportunity Growth Fund

Supplement dated September 22, 2021
to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
dated April 26, 2021, as revised as of May 14, 2021

Effective October 1, 2021, Three Peaks Capital Management, LLC will no longer serve as Sub-Adviser to Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (the “Funds” or each a “Fund”).   At that time, the Funds will be renamed Aquila High Income Fund and Aquila Opportunity Growth Fund, respectively.

Aquila Investment Management LLC will remain as each Fund's Investment Adviser. There will be no material changes to either Fund’s investment objectives, principal investment strategies, fees or expenses in connection with the change. For Aquila High Income Fund, the Investment Adviser’s research process includes relative value analysis and fundamental credit research with respect to the companies in which the Fund may invest. The Investment Adviser’s research process with respect to Aquila Opportunity Growth Fund will, in addition to analyzing corporate capital structures, seek to identify companies that the Investment Adviser believes are likely to experience positive changes in their businesses and  have durable business models.

Management

Effective October 1, 2021, the following will replace the corresponding information contained in the Prospectus under the heading “Management” in the sections entitled “Aquila High Income Fund – Fund Summary” and “Aquila Opportunity Growth Fund – Fund Summary,” respectively, and references to Three Peaks Capital Management, LLC will be deleted:

Aquila High Income Fund

Investment Adviser -- Aquila Investment Management LLC (the “Manager”)

Portfolio Managers – Mr. David Schiffman is the Lead Portfolio Manager of the Fund since October 1, 2021. He has 32 years of experience in the investment industry. Mr. Pedro Marcal, Director of Equities and High Yield at the Manager, is Co-Portfolio Manager of the Fund since October 1, 2021. He has nearly 30 years of experience in the investment industry.

Aquila Opportunity Growth Fund

Investment Adviser -- Aquila Investment Management LLC (the “Manager”)

Portfolio Managers – Mr. Pedro Marcal, Director of Equities and High Yield at the Manager, is the Lead Portfolio Manager of the Fund since October 1, 2021. He has nearly 30 years of experience in the investment industry. Mr. John McPeake is Co-Portfolio Manager of the Fund. He has approximately 25 years of experience in the investment industry.

Information about the Manager

Effective October 1, 2021, the following will supplement the information contained in the Prospectus under the heading “Information about the Manager” in the section entitled “Fund Management,” and references to Three Peaks Capital Management, LLC will be deleted:

Aquila High Income Fund: Mr. David Schiffman is the Lead Portfolio Manager of the Fund since October 1, 2021. Mr. Pedro Marcal is the Co-Portfolio Manager of the Fund since October 1, 2021.

Aquila Opportunity Growth Fund: Mr. Pedro Marcal is the Lead Portfolio Manager of the Fund since October 1, 2021. Mr. John McPeake is the Co-Portfolio Manager of the Fund since October 1, 2021.

Mr. Marcal is Director of Equities and High Yield and a Portfolio Manager at the Manager since September 2021. Mr. Marcal was Founder and Owner of Maccabee, LLC from September 2012 to September 2021. Mr. Marcal was a Director in the Equities Group and mutual fund portfolio manager at Foresters Investment Management Co. from 2018 to 2019, where he managed Foresters’ global equities mutual fund and co-managed its U.S. equity analyst and trading teams.  Previously, Mr. Marcal was a mutual fund global and international portfolio manager at Fred Alger Management, Inc. from 2013 to 2018, where he managed international equity funds, and a portfolio manager at Allianz Global Investors from 1994 to 2012, where he managed global and international mutual funds. Mr. Marcal has a Bachelor of Arts in economics from University of California, San Diego and an MBA from University of California at Los Angeles Anderson School of Business.

Mr. Schiffman is a Portfolio Manager at the Manager since September 2021. Mr. Schiffman was Chief Investment Officer and Senior Portfolio Manager of The Terra Group from 2020 to September 2021. Mr. Schiffman was Director of Insurance Investing at Foresters Investment Management Co. from 2017 to 2019, where he was responsible for the management and credit research of all investment-grade and high-yield fixed income, insurance-related assets. Previously, Mr. Schiffman was a senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management from 2011 to 2017, a risk manager and senior compliance officer at UBS International from 2005 to 2011, a director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ from 2000 to 2005, and a portfolio manager at GRE Insurance Group from 1996 to 1999. Mr. Schiffman is a graduate of the State University of New York at Binghamton where he earned a Bachelor of Arts degree in Economics, as well as an MBA in Finance. Mr. Schiffman is a member of the Fixed Income Analysts Society and the Bond Club of New York.

Mr. McPeake is a Portfolio Manager at the Manager since September 2021. Mr. McPeake was a senior analyst at Rosenblatt Securities from March 2021 to September 2021, a technology, media and telecom analyst at 7Park Data from January 2020 to March 2021, a global technology analyst at Foresters Investment Management Co. from July 2018 to October 2019, a global technology portfolio manager at Devi Asset Management from April 2015 to July 2018, and a global senior technology analyst at Fred Alger Management from December 2007 to January 2015. Mr. McPeake has a BA in Geology from Hamilton College and an MBA in Finance from New York University, Stern School of Business.

Please retain this supplement for future reference.

AQL-AFTPS-0921